Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
16.  Discontinued Operations

On September 20, 2012, Company completed the sale of its physical layer 10GBase-T integrated circuit ("PHY") family of products pursuant to an Asset Purchase Agreement (the "Aquantia APA") between the Company and Aquantia Corporation for $2.0 million in cash.

On July 6, 2012, the Company had also entered into an Asset Purchase Agreement (the "Entropic APA") with Entropic Communications, Inc., pursuant to which the Company completed the sale of its digital channel stacking switch product line within the PHY product family, including certain assets exclusively related to the product line. Under the terms of the Entropic APA, the Company continued to have an obligation to complete the development in process.  The agreement provided for $3 million upon closing and up to $5 million in future payments.  Future payments consist of a milestone payment of $2 million in connection with product acceptance, a $2 million escrow payment relating to certain representations, warranties and indemnities made by PLX and is due to be released to PLX twelve months after product acceptance and a $1 million milestone payment in the event a third party royalty arrangement is secured.  In conjunction with the Entropic APA, the Company entered into an Intellectual Property License Agreement (the "License Agreement") with Entropic which provided a fully paid, royalty free license to certain of the physical layer 10GBase-T  integrated circuit technology which provided for a $4 million payment from Entropic to the Company upon signing.  In connection with the Transaction with Aquantia, the Company is in negotiations to modify the Agreement with Entropic and it is probable that the payment terms of certain milestone payments will be reduced and accelerated and the obligation of PLX to complete the development of the product will be assumed by Entropic.

The consideration for the combined sale of the PHY business consisted cash received at closing in connection with the Aquantia APA of $2 million, the Entropic APA of $3 million and the License Agreement of $4 million and the estimated fair value of the escrow payment under the Entropic APA of $1.6 million.  The estimated fair value of the escrow payment is based on assumptions made regarding potential claims against the escrow and is subject to change.  Future payments of up to $3.0 million which are contingent on future milestone achievements were not included in the initial consideration and will be accounted for when they are received.

Following is selected financial information included in loss from discontinued operations:

	Years Ended December 31,
	2011	2010	2009

Revenues	$4,637	$1,020	$-
Gross Profit	1,587	313
Loss before income taxes	(30,531)	(9,732)	-
Benefit from income taxes	(2,604)	(1,801)
Loss from discontinued operations	$(27,927)	$(7,931)	$-

The PHY related product line was acquired by the Company in connection with the Teranetics acquisition in October 2010 and therefore 2010 only includes one quarter of financial information and there were no activities related to the PHY business in 2009.  The gain of $2.1 million on the sale of the PHY business is not reflected in the selected financial data as the sale occurred in the third quarter of 2012.

The components of net assets related to the PHY business as of December 31, 2011, were as follows:

Inventories, net	$718
Property and equipment, net	852
Aquired intangible IP	20,600
Adverse purchase commitments	(511)
Net assets of discontinued operations	$21,659

The assets were not classified as held for sale at December 31, 2011 as the decision to sell or otherwise dispose of the PHY business was not made until the third quarter of 2012.